Exhibit 99.1

Access National Declares Dividend, Reports Third Quarter Earnings

RESTON, Va.--(BUSINESS WIRE)--October 21, 2013--Access National Corporation (NASDAQ: ANCX), parent company for Access National Bank (Bank), reported third quarter net income of $2.8 million, or $0.27 per share. This represents the Corporation’s 53rd consecutive quarterly profit over its 55 quarter history. Consistent with management’s stated objective of a 40% payout ratio against core earnings, the Board of Directors declared a cash dividend of $0.11 per share for holders of record as of November 6, 2013 and payable on November 25, 2013.

The third quarter of 2013 reflects a 17% increase in banking segment pretax earnings in comparison to the third quarter of 2012. The mortgage segment contribution declined 53% for the nine months ended September 30, 2013 in comparison with the same period in 2012 due to a reduction in volume and gain on sale margin. While the company has suffered volume reduction and margin compression consistent with the overall market, the mortgage segment has experienced further reductions in volume due to the strategic decision to close a significant out-of-market office in April 2013. The third quarter of 2013 represented a transition period for the mortgage segment as it reported near break-even performance while overhead staffing was reduced to align overhead with expected production. Through September 30, 2013, the mortgage division’s pre-tax contribution is 30%, which aligns with management’s intent, being that 70-80% of the Corporation’s net income is generated from the core business of the Bank. While mortgage banking remains an important component of both the client and shareholder value proposition, the extraordinary mortgage contributions of prior years are not expected to return. In order to blunt the adverse impact of a mortgage segment in transition, the commercial banking segment elected to sell $10.6 million of SBA Guaranteed loans that resulted in an after-tax gain of $602 thousand.

Net interest margin for the first nine months of 2013 decreased to 3.83% from 3.95% for the same period in 2012. On a linked quarter basis, the 3.88% margin was essentially flat for the three months ended September 30, 2013 compared to 3.89% reported in the prior quarter.

On a consolidated basis, management believes the Corporation’s results continue to compare favorably to similar banking companies as evidenced by the annualized return on average assets of 1.35% and 1.56% for the three and nine month periods ended September 30, 2013. Meanwhile, the annualized return on average equity was 11.87% and 14.22% for the three and nine month periods ended September 30, 2013, respectively.

Total assets amounted to $846.6 million compared to $863.9 million at December 31, 2012, an overall decline of $17.3 million. The decrease in loans held for sale of $95.2 million was offset by a growth in interest-bearing balances of $40.0 million and loans held for investment of $37.8 million. Following the sale of $10.6 million in SBA Guaranteed loans, loans held for investment increased at an annualized rate of 8.3% or $13.4 million on a linked quarter basis. Absent the loan sale, loans held for investment would have increased $24.0 million or at an annualized rate of 15.0% on a linked quarter basis, driven by growth in commercial loans.

Total deposits at September 30, 2013 increased $3.8 million from December 31, 2012. Management continues to focus on expanding business banking relationships as evidenced by the increase in demand deposits of $71.6 million or 30.44% from December 31, 2012, which comprised 45.44% of the deposit portfolio at September 30, 2013. Management has viewed brokered deposits and CDARS as cost effective methods of funding the mortgage division’s warehouse on loans held for sale as well as its investment portfolio. The $57.2 million reduction in brokered deposits and CDARS was a planned response to the decrease in mortgage loans held for sale.

Non-performing assets (NPAs) increased to $2.9 million or 0.34% of total assets at September 30, 2013, up from $2.7 million or 0.32% of assets at December 31, 2012. The Corporation did not have other real estate owned at September 30, 2013 or December 31, 2012. The allowance for loan losses totaled $13.0 million and $12.5 million or 1.99% and 2.03% of total loans held for investment as of September 30, 2013 and December 31, 2012, respectively.

Book value per common share increased 5.5% at September 30, 2013 to $9.34, from $8.85 at December 31, 2012. The ratio of total equity to total assets for Access National Corporation and its subsidiary bank was 11.39% at September 30, 2013 and continued to exceed standards of being “Well Capitalized” as set forth under banking regulations.

Access National Corporation is the parent company of Access National Bank, an independent, nationally chartered bank serving the business community of the greater Washington DC Metropolitan area. Additional information is available on our website at www.AccessNationalBank.com. Shares of Access National Corporation are traded on the NASDAQ Global Market under the symbol "ANCX".

This press release contains “forward-looking statements” within the meaning of the federal securities laws. These statements may be identified as “may”, “could”, “expect”, “believe”, anticipate”, “intend”, “plan” or variations thereof. These forward-looking statements may contain information related to those matters such as the Company’s intent, belief, or expectation with respect to matters such as financial performance. Such statements are necessarily based on assumptions and estimates and are inherently subject to a variety of risks and uncertainties concerning the Company’s operations and business environment, which are difficult to predict and beyond control of the company. Such risks and uncertainties could cause the actual results of the Company to differ materially from those matters expressed or implied in such forward-looking statements. For an explanation of certain risks and uncertainties associated with forward-looking statements, please refer to the Company’s Annual Report on Form 10-K and other SEC filings.

Access National Corporation
Consolidated Balance Sheet

	September 30,	December 31,	September 30,
	2013	2012	2012
(In Thousands)	(Unaudited)		(Unaudited)

ASSETS

Cash and due from banks	$9,556	$15,735	$13,090

Interest-bearing balances and federal funds sold	62,221	22,206	43,360

Investment securities:
Available-for-sale, at fair value	72,692	35,759	36,719
Held-to-maturity, at amortized cost (fair value of $15,426, $45,308 and $65,454)	15,856	44,952	64,939
Total investment securities	88,548	80,711	101,658

Restricted Stock, at amortized cost	3,834	4,237	2,824

Loans held for sale - at fair value	16,376	111,542	84,011

Loans held for investment net of allowance for loan losses of $13,025, $12,500 and $12,048, respectively	641,782	604,478	578,571

Premises, equipment and land, net	8,401	8,517	8,425

Other assets	15,846	16,488	17,409

Total assets	$846,564	$863,914	$849,348

LIABILITIES AND SHAREHOLDERS' EQUITY

LIABILITIES
Noninterest-bearing deposits	$215,711	$164,161	$192,813

Savings and interest-bearing deposits	213,304	187,997	193,840

Time deposits	246,309	319,338	319,129

Total deposits	675,324	671,496	705,782

Short-term borrowings	64,030	83,091	26,770

Long-term borrowings	-	-	2,661

Subordinated debentures	-	6,186	6,186

Other liabilities and accrued expenses	10,792	11,874	15,167

Total Liabilities	750,146	772,647	756,566

SHAREHOLDERS' EQUITY
Common stock $0.835 par value; 60,000,000 authorized; issued and outstanding,10,321,858, 10,317,767 and 10,277,267 shares, respectively	8,619	8,615	8,582

Additional paid in capital	16,973	17,155	16,896

Retained earnings	72,324	65,404	67,189

Accumulated other comprehensive income (loss), net	(1,498)	93	115

Total shareholders' equity	96,418	91,267	92,782

Total liabilities and shareholders' equity	$846,564	$863,914	$849,348

Access National Corporation
Consolidated Statement of Operations

	Three Months Ended	Nine Months Ended
	September 30, 2013	September 30, 2013	September 30, 2012
(In Thousands Except for Share and Per Share Data)	(unaudited)	(unaudited)

INTEREST INCOME
Interest and fees on loans	$8,262	$25,468	$25,672

Interest on federal funds sold and bank balances	22	76	62

Interest on securities	457	1,439	1,791
Total interest income	8,741	26,983	27,525

INTEREST EXPENSE
Interest on deposits	799	2,766	3,512

Interest on other borrowings	31	165	434
Total interest expense	830	2,931	3,946
Net interest income	7,911	24,052	23,579

Provision for loan losses	450	675	1,340
Net interest income after provision for loan losses	7,461	23,377	22,239

NONINTEREST INCOME
Service charges and fees	188	495	487

Gain on sale of loans	3,179	18,180	43,161

Other Income	1,712	5,271	(5,090)
Total noninterest income	5,079	23,946	38,558

NONINTEREST EXPENSE
Salaries and benefits	5,672	20,540	23,826

Occupancy and equipment	641	1,961	1,941

Other operating expense	2,324	9,324	16,471
Total noninterest expense	8,637	31,825	42,238
Income before income tax	3,903	15,498	18,559

Income tax expense	1,098	5,485	7,099
NET INCOME	2,805	10,013	11,460

Earnings per common share:
Basic	$0.27	$0.97	$1.12
Diluted	$0.27	$0.96	$1.11

Average outstanding shares:
Basic	10,306,865	10,312,017	10,236,472
Diluted	10,389,064	10,402,178	10,350,833

Performance and Capital Ratios

	Three Months	Nine Months	Nine Months	Twelve Months
	Ended	Ended	Ended	Ended
	September 30,	September 30,	September 30,	December 31,
(Dollars In Thousands)	2013	2013	2012	2012

Return on average assets (annualized)	1.35%	1.56%	1.86%	2.15%
Return on average equity (annualized)	11.87%	14.22%	17.19%	19.68%
Net interest margin	3.88%	3.83%	3.95%	3.94%
Efficiency ratio - Bank only	48.02%	50.78%	53.03%	51.71%
Total average equity to earning assets	11.59%	11.22%	11.16%	11.24%

Averages
Assets	$831,087	$856,483	$820,292	$826,233
Loans held for investment	655,162	642,543	578,014	583,724
Loans held for sale	26,335	50,128	74,929	78,543
Interest-bearing deposits & federal funds sold	39,337	45,456	36,108	33,272
Investment securities	92,572	97,707	107,684	105,520
Earning assets	815,827	836,767	796,596	800,917
Interest-bearing deposits	452,852	512,009	532,692	526,346
Total deposits	653,733	699,076	669,306	672,693
Repurchase agreements & federal funds purchased	23,378	25,652	26,717	26,744
Commercial paper & other short term borrowings	50,269	28,379	12,841	14,748
Long-term borrowings	-	-	9,835	9,201
Equity	$94,536	$93,876	$88,897	$90,047

Banking segment - income before taxes	$4,368	$12,393	$10,478	$14,730
Mortgage segment - income before taxes	$(50)	$4,645	$9,865	$15,656
Other segments - income before taxes	$(415)	$(1,540)	$(1,784)	$(1,955)
Mortgage loan originations and brokered loans	$103,114	$492,221	$807,952	$1,130,089
Allowance for losses on mortgage loans sold	$4,645	$4,645	$4,802	$4,376

Book value per common share	$9.34	$9.34	$9.03	$8.85

Composition of Loan Portfolio

	September 30, 2013		December 31, 2012
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Commercial real estate-owner occupied	$191,929	29.31%	$182,655	29.60%
Commercial real estate-non owner occupied	95,011	14.51	107,213	17.38
Residential real estate	166,600	25.44	144,521	23.43
Commercial	160,085	24.45	149,389	24.21
Real estate construction	36,256	5.54	30,038	4.87
Consumer	4,926	0.75	3,162	0.51
Total loans	$654,807	100.00%	$616,978	100.00%
Less allowance for loan losses	13,025		12,500
	$641,782		$604,478

Composition of Deposits

	September 30, 2013		December 31, 2012
(Dollars In Thousands)	Amount	Percentage of Total	Amount	Percentage of Total

Demand deposits	$215,711	31.95%	$164,161	24.45%
Interest-bearing demand deposits	91,090	13.49	71,015	10.58
Savings and money market	121,793	18.03	116,554	17.36
CDARS-reciprocal time deposits	127,840	18.93	170,835	25.44
Brokered deposits	15,064	2.23	29,277	4.35
Time deposits	103,826	15.37	119,654	17.82
Total Deposits	$675,324	100.00%	$671,496	100.00%

Asset Quality Trend Profile

	Nine Months	Six Months	Three Months	Twelve Months	Nine Months
	Ended	Ended	Ended	Ended	Ended
(Dollars In Thousands)	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012

Total assets	$846,564	$841,683	$876,361	$863,914	$849,348
Total loans held for investment	$654,807	$641,464	$639,696	$616,978	$590,619

Allowance for loan losses - beginning balance	$12,500	$12,500	$12,500	$11,738	$11,738
Charge offs	(476)	-	-	(2,165)	(1,829)
Recoveries	326	282	135	1,412	799
Net charge offs	(150)	282	135	(753)	(1,030)
Provision for loan losses	675	225	225	1,515	1,340
Allowance for loan losses - ending balance	$13,025	$13,007	$12,860	$12,500	$12,048

Allowance for loan losses/loans held for investment	1.99%	2.03%	2.01%	2.03%	2.04%

Delinquent 30 - 90 days	$-	$1,070	$671	$-	$-
Percentage of loans delinquent	0.00%	0.17%	0.10%	0.00%	0.00%

Non-accrual loans	$2,902	$2,299	$1,738	$2,743	$3,626
OREO	$-	$-	$-	$-	$-
Total NPA	$2,902	$2,299	$1,738	$2,743	$3,626
NPA to total assets	0.34%	0.27%	0.20%	0.32%	0.43%
Allowance for loan losses/NPA	448.83%	565.77%	739.93%	455.71%	332.27%

OREO Expense	$40	$40	$39	$6	$1
Gain on Sale of OREO	$-	$-	$-	$-	$-
OREO expense net	$40	$40	$39	$6	$1

Allowance for losses on mortgage loans sold	$4,645	$4,645	$4,475	$4,376	$4,802
Provision for losses on mortgage loans sold	$388	$388	$218	$2,510	$2,186

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Three Months Ended

	September 30, 2013			September 30, 2012
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$94,993	$457	1.92%	$104,901	$528	2.01%
Loans held for sale	26,335	264	4.01%	87,355	818	3.75%
Loans(1)	655,162	7,998	4.88%	586,060	7,814	5.33%
Interest-bearing balances and federal funds sold	39,337	22	0.22%	30,303	12	0.16%
Total interest earning assets	815,827	8,741	4.29%	808,619	9,172	4.54%
Noninterest earning assets:
Cash and due from banks	8,602			12,110
Premises, land and equipment	8,433			8,486
Other assets	11,258			18,018
Less: allowance for loan losses	(13,033)			(12,103)
Total noninterest earning assets	15,260			26,511
Total Assets	$831,087			$835,130

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$74,105	$38	0.21%	$70,637	$35	0.20%
Money market deposit accounts	118,330	59	0.20%	118,330	115	0.39%
Savings accounts	2,341	1	0.17%	2,600	1	0.15%
Time deposits	258,076	701	1.09%	337,519	938	1.11%
Total interest-bearing deposits	452,852	799	0.71%	529,086	1,089	0.82%
Borrowings:
FHLB Advances	50,000	27	0.22%	5,557	11	0.79%
Securities sold under agreements to repurchase and federal funds purchased	23,378	7	0.12%	26,946	9	0.13%
Other short-term borrowings	-	-	0.00%	-	-	0.00%
FHLB Long-term borrowings	-	-	0.00%	2,949	28	3.80%
FDIC Term Note	-	-	0.00%	-	-	0.00%
Subordinated Debentures	269	(3)	-4.46%	6,186	56	3.62%
Total borrowings	73,647	31	0.17%	41,638	104	1.00%
Total interest-bearing deposits and borrowings	526,499	830	0.63%	570,724	1,193	0.84%
Noninterest-bearing liabilities:
Demand deposits	200,881			160,787
Other liabilities	9,171			11,413
Total liabilities	736,551			742,924
Shareholders' Equity	94,536			92,206
Total Liabilities and Shareholders' Equity:	$831,087			$835,130

Interest Spread(2)			3.66%			3.70%

Net Interest Margin(3)		$7,911	3.88%		$7,979	3.95%

(1) Loans placed on nonaccrual status are included in loan balances

(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.

(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

	Yield on Average Earning Assets and Rates on Average Interest-Bearing Liabilities
	Nine Months Ended

	September 30, 2013			September 30, 2012
	Average	Income /	Yield /	Average	Income /	Yield /
	Balance	Expense	Rate	Balance	Expense	Rate
	(Dollars In Thousands)
Assets:
Interest earning assets:
Securities	$98,640	$1,439	1.95%	$107,545	$1,791	2.22%
Loans held for sale	50,128	1,308	3.48%	74,929	2,179	3.88%
Loans(1)	642,543	24,160	5.01%	578,014	23,493	5.42%
Interest-bearing balances and federal funds sold	45,456	76	0.22%	36,108	62	0.23%
Total interest earning assets	836,767	26,983	4.30%	796,596	27,525	4.61%
Noninterest earning assets:
Cash and due from banks	10,629			10,159
Premises, land and equipment	8,491			8,563
Other assets	13,456			16,926
Less: allowance for loan losses	(12,860)			(11,952)
Total noninterest earning assets	19,716			23,696
Total Assets	$856,483			$820,292

Liabilities and Shareholders' Equity:
Interest-bearing deposits:
Interest-bearing demand deposits	$73,751	$105	0.19%	$65,805	$126	0.26%
Money market deposit accounts	119,906	221	0.25%	122,543	385	0.42%
Savings accounts	2,428	3	0.16%	2,612	3	0.15%
Time deposits	315,924	2,437	1.03%	341,732	2,998	1.17%
Total interest-bearing deposits	512,009	2,766	0.72%	532,692	3,512	0.88%
Borrowings:
FHLB Advances	24,187	42	0.23%	8,023	39	0.65%
Securities sold under agreements to repurchase and federal funds purchased	25,652	20	0.10%	26,717	28	0.14%
Other short-term borrowings	-	-	0.00%	-	-	0.00%
FHLB Long-term borrowings	-	-	0.00%	3,649	100	3.65%
FDIC Term Note	-	-	0.00%	4,818	98	2.71%
Subordinated Debentures	4,192	103	3.28%	6,186	169	3.64%
Total borrowings	54,031	165	0.41%	49,393	434	1.17%
Total interest-bearing deposits and borrowings	566,040	2,931	0.69%	582,085	3,946	0.90%
Noninterest-bearing liabilities:
Demand deposits	187,067			136,614
Other liabilities	9,500			12,696
Total liabilities	762,607			731,395
Shareholders' Equity	93,876			88,897
Total Liabilities and Shareholders' Equity:	$856,483			$820,292

Interest Spread(2)			3.61%			3.70%

Net Interest Margin(3)		$24,052	3.83%		$23,579	3.95%

(1) Loans placed on nonaccrual status are included in loan balances

(2) Interest spread is the average yield earned on earning assets, less the average rate incurred on interest-bearing liabilities.

(3) Net interest margin is net interest income, expressed as a percentage of average earning assets.

CONTACT:
Access National Corporation
Michael Clarke, 703-871-2100